Trade and other payables	12 Months Ended
Jun. 30, 2021
Trade and other payables
Trade and other payables

27 Trade and other payables

	As at June 30,
	2020	2021
	RMB’000	RMB’000
Trade payables	483,278	624,688
Payroll payable	38,363	63,621
Accrued expenses	108,351	155,698
Other taxes payable	39,936	20,633
Deposits	1,655,763	1,833,516
Amount due to related parties (Note 37(c))	17,664	7,490
Others	76,440	103,536
	2,419,795	2,809,182

Information about the Group’s exposure to currency and liquidity risks is included in Note 34.

The credit period granted by suppliers is 30 to 60 days.

Deposits received from suppliers, distributors and franchisees might be repayable to suppliers, distributors and franchisees after more than one year. All of the other trade payables, other payables, accruals and amounts due to related parties or franchisees are expected to be settled within one year or are repayable on demand.